Exhibit 99.1
Investor Presentation June 2007

This presentation contains several statements about management's current expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including risks and uncertainties that relate specifically to the contemplated acquisition of D3 Technologies, Inc., such as: (i) the risk that the acquisition will not be consummated as a result of the failure to fulfill any of the conditions precedent to the transaction; (ii) that the D3 business will not be integrated successfully into LMI; (iii) the risk that the expected benefits of the acquisition may not be realized; and (iv) LMI's increased indebtedness after the acquisition. Other non-acquisition related risks include those factors discussed from time to time in LMI's filings with the Securities and Exchange Commission. Please refer to the Risk Factors contained in LMI's annual report on Form 10-K for the year ended December 31, 2006 for more details. Safe Harbor Statements

Ronald S. Saks Chief Executive Officer, President and Director

Business Overview LMI Aerospace, Inc. is a leading provider of structural components, assemblies and kits to the aerospace, defense and technology industries Produces more than 30,000 aerospace products for integration into a variety of civilian and military aircraft platforms 13 facilities in nine cities Successfully integrated six acquisitions since 1996 LTM revenue of $126 million, LTM EBITDA of $19 million and backlog of $134 million as of March 31, 2007

What we do - Assemblies, Kits and Components 737 Winglet Housing Gulfstream Fuselage Kit Sikorsky Helicopter Cabin Assembly Leading Edge Superior reputation for quality and on-time delivery

Wichita Auburn Sun Valley Tulsa St. Louis Vista Irving Savannah Mexicali Machining Forming Distribution HQ Processing Strategic Geographic Locations

Strong Relationships with OEMs & Tier 1s Exclusive long-term agreements with many customers

Corporate & Regional 0.15 other 0.09 laser 0.07 Military 0.17 large commercial 0.52 Corporate & Regional 0.35 other 0.07 laser 0 Military 0.25 large commercial 0.33 Diversification Across Aerospace Sectors 52% 35% 25% 7% Revenue By End Market LMI applies its capabilities across multiple customers and aircraft platforms FY07 (E): $150 MM Large Commercial Aircraft Corporate & Regional Aircraft Military Technology Other FY01: $71 MM 15% 9% 7% 17% 33% Note: FY07 estimate based on the midpoint of guidance as of 05/08/2007

Business Jet Market Continued solid U.S. corporate profits expected to drive business jet deliveries LMI Aerospace is a strategic supplier to Gulfstream, the leading business jet manufacturer Source: Wall Street Research Global Business Jet Deliveries Jet Deliveries of LMI Aerospace Customers LMI Aerospace customers include Bombardier and Gulfstream 2003 - 2008 CAGR = 24% 2003 - 2008 CAGR = 17%

Provider of Business Jet Kits and Components Fuselage Skins and Components Wing Skins and Components Leading Edges Structural Sheet Metal & Extruded Components Detail Interior Components G-350 G-450 G-550 Challenger-300

Commercial Aircraft Market Production rates growing for the foreseeable future Growth in commercial air travel is driving aircraft sales Expected to increase from 2.6 billion RPMs in 2006 to 3.3 billion RPMs in 2010 Source: Airline Monitor Large Commercial Aircraft Deliveries

Provides Vital Parts to All Major Boeing Models Fuselage Skins and Components Wing Skins and Components Leading Edges Winglet Leading Edges Door Components Cockpit Window Frames 737 747 767 777 787

Military Market Strong growth for rotorcraft driven by High utilization levels Aging fleet Continued reliance on rotorcraft for force mobility Source: Wall Street Research ($ in millions) Defense Aircraft Procurement Budget ($ in billions) Source: Department of Defense 2006 - 2010 CAGR = 11% 2006 - 2009 CAGR = 20% Black Hawk Procurement Budget

# Provider of assemblies and components



**UH- 60 Black Hawk**

- Helicopter Cabin Components
- Helicopter Assemblies



**AH-64 Apache**

- Housings and Assemblies for Gun Turrets

Other military platforms include B-52 Bomber, V-22 Osprey, F-15 Eagle, F-16 Fighting Falcon, F/A-18 Hornet, C-17 Globemaster, and C-130 Hercules

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Leverage customer relationships Seek large programs of components, kits and assemblies Provide kitting, logistics and inventory management services Access new aircraft platforms through Tier 1s Culture of continuous improvement Aggressive use of lean manufacturing techniques Just-in-time kitting of components Targeted use of low labor cost areas Expand use of supply chain Invest in our people through training Growth Strategy

Acquisitions of new products and programs Engineering capability to provide turnkey design/build products Composites and other non-metal technologies Assembly capability and high speed machining Growth Strategy

Business Strategy Manufacture and distribute complex components, kits and assemblies for our aerospace industry customers Leverage customer relationships to win large outsource programs of components and assemblies and place them under long term contracts Provide project management for primary customers on new and existing large programs, including logistics, inventory stocking, distribution, and delivery to point of use Diversify markets and customers so that the output for each of three market sectors is balanced, and each sector is represented by at least three significant customers Increase value added from kitting and assembly to 50% of total output by the end of 2007 Establish a second supply source in a low labor cost country in 2007

Business Strategy Create a world class supply chain management structure which accounts for 15% of output by the end of 2007 Redesign our Information Technology systems to support assemblies and fast, accurate production release processes by mid-2007 Use lean manufacturing processes to improve productivity, quality and delivery Develop a skilled workforce through use of formalized training and standard work, and improve the compensation of our workforce based on performance improvement Become one company in our dealings with customers and suppliers Convert our fabrication, distribution and process factories and our supply chain group to cost centers, eliminating non-value added inter-company transactions and administrative cost

LMI has entered into an agreement to acquire D3 Technologies, Inc., for $65 million in cash D3 supports both military and commercial aircraft, from conceptual design, analysis and certification through production D3 is headquartered in San Diego, California Four additional offices throughout the U.S. near its major customers D3's customers include Airbus North America, Boeing, Lockheed Martin, Spirit AeroSystems, and Vought Aircraft Industries D3's workforce consists of a team of more than 300 qualified engineers Many possess advanced degrees and/or government security clearances Acquisition of D3 Technologies, Inc.

Benefits of the Combination Strengthens LMI's customer relationships LMI will be positioned as a "turnkey" aerospace systems provider Enhances LMI's ability to compete and develop strong positions based on a design- build strategy Capitalizes on accelerating trend toward OEM outsourcing of complex aircraft development projects Enhances the depth of LMI's management and engineering team Brings additional 787 program participation and unique composite materials engineering expertise

D3 Financial Performance Revenue by Customer Revenue and EBITDA Margin Amounts in millions Source: D3 financial statements. Note: LTM numbers pro-forma as of March 31, 2007. Boeing 58% Boeing 0.58 Other 0.12 Navy 0.08 Vought 0.14 Spirit 0.08 Vought 14% Other 12% Spirit 8% US Navy 8%

Lawrence E. Dickinson Chief Financial Officer and Secretary

Strong Financial Performance EBITDA Revenue & Operating Margin Amounts in millions Note: LTM numbers as of March 31, 2007.

Solid Balance Sheet Strong balance sheet and cash flows provide significant debt capacity for growth

Positive Outlook for 2007 Guidance as of 05/08/2007